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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2007
                                   -----------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Maryland                           0-18279                 52-1652138
      --------                          ---------                ----------
(State or other Jurisdiction of       (Commission               (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
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                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
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      On May 9, 2007, Tri-County Financial Corporation (the "Company"), the
holding company for Community Bank of Tri-County, disseminated a letter to shareholders at its Annual Meeting of Shareholders that reported: (1) the Company's results of operations and financial condition for the year ended December 31, 2006; (2) an investment in an investment company; and (3) the status of a branch expansion and renovation. The information relating to the Company's results of operations and financial condition was previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2006.

      A copy of the letter to shareholders is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions:  Not applicable

      (d)   Exhibits

            Number            Description
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            99.1              Letter to Shareholders

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 10, 2007              By: /s/ Michael L. Middleton
                                     --------------------------------------
                                     Michael L. Middleton
                                     President and Chief Executive Officer